UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and Congress
of Industrial Organizations Housing Investment Trust

(Exact name of registrant as specified in charter)

1227 25th Street, N.W., Suite 500

Washington, D.C. 20037

(Address of principal executive offices) (Zip code)

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – December 31, 2024

Item 1. Reports to Stockholders.

(a)	A copy of the 2024 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

ANNUAL REPORT

DECEMBER 31, 2024

This annual report contains important information about the AFL-CIO Housing Investment Trust (the “HIT”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the HIT at aflcio-hit.com/shareholder-reports/. You can also request this information by contacting us at 1-202-331-8055 or IR@aflcio-hit.com.

WHAT WERE THE HIT’S COSTS FOR THE PAST TWELVE MONTHS?

BASED ON A HYPOTHETICAL $10,000 INVESTMENT

The below table explains the costs that Participants would have paid within the reporting period.

	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
AFL-CIO Housing Investment Trust	$32	0.32%

HOW DID THE HIT PERFORM DURING THE REPORTING PERIOD AND WHAT AFFECTED ITS PERFORMANCE?

The HIT outperformed the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) with a gross return of 2.69% and a net return of 2.36% for the 2024 calendar year, compared to 1.25% for the Benchmark. Interest rates increased throughout 2024; however, both investment grade fixed income spread tightening and elevated levels of income helped drive investment grade fixed income total returns into positive territory. The HIT was able to meaningfully outperform the Benchmark primarily due to the strength of the multifamily sector.

CONTRIBUTORS	DETRACTORS

HIT’s overweight to agency-insured multifamily mortgage backed securities (MBS), the best performing asset class in the Benchmark, as spreads tightened to Treasuries	HIT’s structural underweight to corporate bonds, the second-best performing asset class in the Benchmark on an excess return basis
HIT’s underweight to Treasuries and agency-insured, fixed-rate single family MBS, the worst and second-worst performing asset classes in the Benchmark on an excess return basis, respectively	HIT’s overweight to the AA sector, the worst performing credit quality sector in the Benchmark on an excess return basis
HIT’s income advantage relative to the Benchmark	HIT’s Ginnie Mae Real Estate Mortgage Investment Conduit holdings as spreads widened to Treasuries

FUND PERFORMANCE

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the HIT. It assumes a $50,000 initial investment at the beginning of the first fiscal year in the Benchmark.

continued

aflcio-hit.com

ANNUAL REPORT continued	DECEMBER 31, 2024

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEAR	10 YEAR
HIT Gross	2.69%	-0.12%	1.53%
HIT Net	2.36%	-0.44%	1.17%
Bloomberg Aggregate*	1.25%	-0.33%	1.35%

Past performance is not a good predictor of future performance. The graph and table do not reflect the deductions of taxes that a Participant would pay on fund distributions or redemption of fund shares. Visit aflcio-hit.com/investors/ for the most recent performance information.

KEY FUND STATISTICS

HIT’s Net Assets	$6,890,213,544
Total Number of Portfolio Holdings	912
Portfolio Turnover Rate	20.7%
Ratio of Net Investment Income to Average Net Assets	3.61%
Effective Duration	5.93
Current Yield	4.13%
Yield to Worst[1]	5.32%
Advisory Fee Paid	N/A

[1]	Yield-to-Worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It does not represent the performance yield. It is calculated by using the lower of either the yield to maturity or the yield to call on every possible call date.

FUND HOLDINGS (AS OF DECEMBER 31, 2024)

[2]	U.S. Government or Agency includes holdings of government securities issued by the U.S. Department of Treasury and mortgage securities issued by a U.S. government-backed agency (e.g., Ginnie Mae) or U.S. government-sponsored enterprise (e.g., Freddie Mac or Fannie Mae). Holdings designated at “AAA” or “AA” have been rated by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by these ratings agencies, the highest rating is applied. Moody’s ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Holdings designated as “Not Rated” have not been rated by S&P, Moody’s or Fitch.

AVAILABILITY OF ADDITIONAL INFORMATION

Additional information about the HIT, including the HIT’s Prospectus, Financial Information, Portfolio Holdings and Proxy Voting Information, is available on our website (aflcio-hit.com/shareholder-reports/), through the HIT’s Investor Relations Team (1-202-331-8055 or IR@aflcio-hit.com) or by scanning this QR code.

*	Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | aflcio-hit.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2024. This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	The Trust’s Code of Ethics was not amended during the period covered by the Report.

(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.

(e)	Not applicable.

(f)	(1) A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant toItem 19.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Trust’s Board of Trustees has determined that Harry W. Thompson possesses the attributes to qualify as an Audit Committee financial expert and has designated Mr. Thompson the Audit Committee’s financial expert.

(2)	Mr. Thompson is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fees billed by Ernst & Young LLP (“EY”) to the Registrant:

Fiscal Year Ended 2023: $382,300

Fiscal Year Ended 2024: $393,800

The amounts above reflect the aggregate fees billed by EY, the Registrant’s independent auditor, for professional services provided to the Registrant for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2023: $0

Fiscal Year Ended 2024: $0

The amounts above reflect the aggregate fees billed by the Registrant’s independent auditors for assurance and related services relating to the performance of the audit of the Registrant’s financial statements that are not reported under paragraph (a) of this Item.

Fees billed by EY to the Registrant’s investment adviser (“Adviser”) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”) that were pre-approved:

Fiscal Year Ended 2023: $0

Fiscal Year Ended 2024: $0

The amounts above reflect the aggregate fees billed by EY for services relating to the performance of the audit of the financial statements of the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(c)	Tax Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2023: $38,000

Fiscal Year Ended 2024: $39,150

The amounts above reflect the aggregate fees billed by EY for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2023: $0

Fiscal Year Ended 2024: $0

The amounts above reflect the aggregate fees billed by EY for tax-related services provided to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(d)	All Other Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2023: $18,000

Fiscal Year Ended 2024: $18,540

The amounts above reflect the aggregate fees billed for all services provided by EY to the Registrant in connection with the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2023: $0

Fiscal Year Ended 2024: $0

The amounts above reflect the aggregate fees billed for all services other than those set forth in paragraphs (a), (b) and (c) of this Item provided by the EY to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

(2)	Percentages of Services Approved by the Audit Committee

No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, less than 50% of the hours expended by the Trust’s principal accountant on the principal accountant’s engagement to audit the Trust’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Registrant for fiscal years ending December 31, 2024 and December 31, 2023 were $57,690 and $56,000 respectively. The Trust does not have an investment adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	The complete schedule of investments is included in Item 7 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Report pursuant to Regulation S-X.

Ernst & Young LLP 1775 Tysons Blvd Tysons, VA 22102	Tel: +1 703 747 1000 Fax: +1 703 747 0100 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), including the schedule of portfolio investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and counterparties ; when replies were not received from counterparties we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2002.

Tysons, Virginia

February 28, 2025

A member firm of Ernst & Young Global Limited

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2024 (dollars in thousands, except per share data)

Assets
Investments, at value (cost $7,589,864)	$6,863,702
Cash	489
Accrued interest receivable	29,543
Receivables for investments sold	202
Cash collateral held with broker	1,969
Variation margin due from broker	4,818
Right of use asset	3,355
Other assets	3,057
Total assets	6,907,135

Liabilities
Payables for investments purchased	3,600
Redemptions payable	807
Income distribution and capital gains payable, net of dividends reinvested of $19,564	1,808
Refundable deposits	339
Accrued salaries and fringe benefits	5,455
Lease Liability	3,864
Other liabilities and accrued expenses	1,048
Total liabilities	16,921

Other commitments and contingencies (Note 5 of financial statements)	—

Net assets applicable to participants’ equity —
Certificates of participation—authorized unlimited;
Outstanding 7,172,210 units	$6,890,214

Net asset value per unit of participation (in dollars)	$960.68

Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$7,876,519
Distributable earnings (accumulated losses)	$(986,305)
Total participants’ equity	$6,890,214

See accompanying Notes to Financial Statements.

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

FHA Permanent Securities (1.7% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	2.50%	Apr-2063	$5,570	$5,577	$4,391
	3.40%	Jun-2038	1,835	1,838	1,658
	3.65%	Dec-2037	6,724	6,795	6,701
	3.72%	Feb-2062	4,335	4,344	3,817
	3.90%	Mar-2062	3,027	3,031	2,691
	4.00%	Dec-2053	58,108	58,087	55,924
	4.10%	Dec-2060	21,034	21,052	18,956
	4.70%	May-2053	4,396	4,554	3,386
	5.17%	Feb-2050	7,128	7,533	7,102
	5.80%	Jan-2053	1,871	1,878	1,873
	5.87%	May-2044	1,507	1,506	1,507
	5.89%	Apr-2038	3,472	3,474	3,472
	6.40%	Aug-2046	3,343	3,344	3,346
	6.60%	Jan-2050	3,060	3,075	3,060
Total FHA Permanent Securities			$125,410	$126,088	$117,884

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Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Ginnie Mae Securities (24.8% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$797	$803	$757
	4.50%	Aug-2040	428	433	414
	5.50%	Jan-2033 - Jun-2037	654	654	659
	6.00%	Jan-2032 - Aug-2037	434	433	444
	6.50%	Jul-2028	23	23	24
	7.00%	Apr-2026 - Jan-2030	171	172	175
	7.50%	Aug-2025 - Aug-2030	58	58	60
	8.00%	Sep-2026 - Nov-2030	76	76	80
	8.50%	Aug-2027	10	10	10
			2,651	2,662	2,623
Multifamily	1.95%	Mar-2064	70,228	70,211	55,082
	2.00%	Apr-2062 - Mar-2064	285,871	290,400	222,233
	2.00%	Oct-2062	51,744	53,359	40,561
	2.00%	Apr-2063	50,261	51,046	39,215
	2.00%	Apr-2063	47,480	48,402	36,767
	2.00%	Jul-2063	42,506	42,859	33,163
	2.00%	Oct-2063	41,248	40,873	32,441
	2.08%	Nov-2056	49,836	51,559	41,442
	2.15%	May-2056	352	352	346
	2.20%	Jun-2056	756	754	727
	2.25%	Dec-2048	2,557	2,541	2,384
	2.30%	Oct-56	1,254	1,242	1,213
	2.31%	Nov-2051	5,988	5,988	5,405
	2.32%	Sep-2060	25,970	27,230	22,348
	2.35%	Nov-2056 - Feb-2061	26,900	27,654	22,556
	2.37%	Jan-2053	20,065	20,180	18,086
	2.40%	Aug-2047 - Dec-2057	17,802	18,174	14,567
	2.45%	Apr-2062	14,181	14,392	11,961
	2.50%	Dec-2052 - Jan-2061	51,156	51,868	42,935
	2.58%	May-2063	27,878	28,707	22,809
	2.60%	Apr-2056 - Jun-2059	7,825	7,844	7,145
	2.65%	Oct-2062	6,208	6,348	5,234
	2.67%	Mar-2062	34,098	34,831	29,231
	2.70%	May-2048 - Jul-2058	4,459	4,457	4,266
	2.74%	Apr-2057	22,875	24,639	20,219
	2.75%	Apr-2063	4,961	5,151	4,136
	2.78%	Aug-2058	10,190	10,988	9,026
	2.79%	Apr-2049	2,859	2,879	2,657
	2.80%	Feb-2053	60,000	57,386	44,758
	2.80%	Dec-2059	4,022	3,973	3,876
	2.82%	Apr-2050	602	611	583
	2.94%	Nov-2059	45,535	50,171	39,655
	2.98%	Jun-2063	14,441	14,922	12,182
	3.00%	May-2062	56,915	61,126	48,025
	3.03%	Jan-2056	28,807	30,461	26,517
	3.05%	May-2054	11,545	11,586	10,240
	3.17%	Aug-2059	33,136	36,321	29,720
	3.25%	Sep-2054 - Apr-2059	45,654	44,498	43,397
	3.27%	Apr-2046	22,788	23,812	20,143
	3.30%	Sep-2060	6,880	7,034	6,340
	3.33%	May-2055	6,588	6,293	5,844
	3.34%	Sep-2059	16,220	16,496	15,082
	3.35%	Mar-2044	6,751	6,544	6,609
	3.36%	May-2061	49,848	54,900	45,005
	3.38%	Jan-2060	56,887	56,892	53,096
	3.39%	Feb-2059	13,618	13,853	12,821
	3.41%	Sep-2061	40,368	41,797	37,064
	3.43%	Nov-2061	51,092	52,552	46,123
	3.50%	Sep-2052 - Jan-2054	4,846	4,900	4,711
	3.53%	Apr-2042	14,444	14,775	14,040
	3.60%	Apr-2061	32,769	33,734	30,185
	3.60%	Jun-2057	13,006	13,406	12,704
	3.62%	Dec-2057	27,246	27,666	26,273
	3.63%	Dec-2045	7,553	7,327	7,381
	3.65%	Oct-2058	9,829	9,959	9,516
	3.67%	Nov-2035	11,407	11,617	11,304
	3.74%	Aug-2059	14,973	15,230	14,362
	3.75%	Nov-2060	10,868	11,176	10,141
	3.78%	Aug-2060	38,037	38,289	35,461
	3.92%	Aug-2039	36,233	37,604	35,844
	4.00%	Nov-2057	23,837	24,732	22,293
	4.08%	Feb-2064	15,267	15,596	13,997
	4.10%	May-2051	3,612	3,861	3,578
	4.14%	Sep-2063	11,037	11,231	10,198
	4.35%	Dec-2060	2,212	2,249	2,146
	4.37%	Feb-2034	20,791	22,080	20,222
	4.45%	Jun-2055	2,386	2,309	2,384
	4.53%	Jan-2061	14,391	14,793	13,980
	4.63%[1]	Sep-2037	1,500	1,472	1,500
	4.90%[1]	Mar-2044	1,000	992	1,000
	5.17%	Jul-2064	10,718	10,861	10,744
	5.25%	Apr-2037	14,500	14,496	14,498
	5.45%	Jun-2059	39,804	41,639	40,166
	5.62%	Oct-2058	12,810	13,283	13,141
	5.64%	Nov-2058	2,247	2,330	2,308
	5.66%	Oct-2058 - Dec-2058	22,194	23,029	22,839
	5.69%	Aug-2059	10,992	11,428	11,327
	5.71%	Oct-2058	6,471	6,701	6,680
	5.78%	Dec-2058	20,292	21,014	21,053
	5.82%	Nov-2058	5,509	5,705	5,731
			1,961,986	2,011,640	1,706,942
Total Ginnie Mae Securities			$1,964,637	$2,014,302	$1,709,565

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Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Ginnie Mae Construction Securities (3.3% of net assets)

	Interest Rates[2]				Unfunded
	Permanent	Construction	Maturity Date		Commitments[3]	Face Amount	Amortized Cost	Value
Multifamily	2.25%	4.10%	May-2065		$16,637	$49,291	$51,272	$34,679
	2.59%	3.59%	Aug-2064		7,472	34,840	35,693	26,566
	3.05%	3.05%	Dec-2063	(Level 3)	4,872	99,872	100,887	96,209
	5.05%	5.05%	Dec-2066- Apr-2067		74,456	7,400	9,309	3,964
	5.34%	9.75%	Aug-2065		15,932	5,025	5,795	5,290
	5.88%	10.75%	Feb-2066		19,057	96	912	930
	5.90%	5.90%	Aug-2065		2,998	1,112	1,235	1,244
	5.92%	5.92%	May-2065- Jan-2066		2,945	19,534	18,781	20,716
	6.10%	7.65%	Aug-2065		1,064	1,107	1,202	1,255
	6.15%	6.15%	Apr-2065- Aug-2065		—	34,372	35,133	36,854
Total Ginnie Mae Construction Securities					$145,433	$252,649	$260,219	$227,707

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Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Fannie Mae Securities (44.8% of net assets)

	Interest Rate[4]		Maturity Date	Unfunded Commitments[3]	Face Amount	Amortized Cost	Value
Single Family	2.50%		May-2050 - Jan-2052	$—	$102,446	$105,986	$84,037
	2.50%		Jan-2052	—	40,795	40,932	33,611
	3.00%		Apr-2031 - Mar-2052	—	108,205	111,681	93,242
	3.50%		Oct-2026 - Sep-2051	—	61,549	63,324	55,425
	4.00%		Feb-2025 - Jul-2052	—	71,877	72,044	66,284
	4.50%		Mar-2025 - Oct-2052	—	112,853	112,243	107,163
	4.93%	1M SOFR+36	Mar-2037	—	80	80	79
	5.00%		May-2034 - May-2053	—	119,537	120,140	116,093
	5.00%	1M SOFR+43	Jun-2037	—	389	389	385
	5.08%	1M SOFR+51	Apr-2037	—	188	188	186
	5.14%	1M SOFR+57	Oct-2042	—	1,153	1,156	1,139
	5.18%	1M SOFR+61	Jun-2042	—	2,563	2,564	2,536
	5.23%	1M SOFR+66	Mar-2042	—	1,296	1,297	1,285
	5.28%	1M SOFR+71	Oct-2043	—	2,719	2,727	2,699
	5.50%		Sep-2032 - Nov-2054	—	140,561	140,131	139,659
	6.00%		Nov-2028 - May-2054	—	137,765	138,490	139,083
	6.12%	12M SOFR+234	Nov-2034	—	117	118	119
	6.50%		Sep-2028 - Nov-2053	—	36,492	36,976	37,586
	6.60%	6M SOFR+198	Nov-2033	—	425	425	428
	6.63%	12M SOFR+224	Feb-2045	—	1,388	1,406	1,415
	6.70%	12M SOFR+227	Apr-2034	—	236	238	239
	6.86%	6M SOFR+204	Aug-2033	—	98	98	98
	7.00%		Sep-2027 - May-2032	—	307	308	320
	7.12%	1Y UST+223	May-2033	—	65	65	66
	7.18%	1Y UST+220	Aug-2033	—	223	223	226
	7.25%	12M SOFR+241	Oct-2042	—	1,011	1,025	1,032
	7.27%	12M SOFR+221	Jul-2033	—	90	90	91
	7.32%	1Y UST+222	Jul-2033	—	214	214	217
	7.34%	1Y UST+222	Aug-2033	—	107	107	109
	7.50%		Mar-2030 - Jun-2030	—	2	2	2
	8.00%		Aug-2030 - May-2030	—	26	26	27
				—	944,777	954,693	884,881
Multifamily	1.17%		Aug-2030 - Nov-2030	—	34,090	34,092	27,902
	1.22%		Aug-2028 - Jul-2030	—	35,535	35,584	30,157
	1.25%		Jul-2030	—	37,950	38,010	31,423
	1.26%		Jan-2031	—	24,494	24,491	20,260
	1.27%		Jul-2030	—	14,235	14,283	11,836
	1.31%		Aug-2030	—	4,260	4,290	3,559
	1.32%		Aug-2030	—	21,000	21,134	17,576
	1.38%		Jul-2030	—	10,500	10,568	8,784
	1.41%		Jul-2030	—	3,095	3,110	2,622
	1.46%		Jul-2030	—	7,063	7,109	6,006
	1.47%		Jul-2030 - Dec-2030	—	15,425	15,491	12,673
	1.50%		Aug-2030	—	1,096	1,109	931
	1.52%		Jul-2032	—	14,158	14,227	11,362
	1.53%		Jul-2032	—	10,417	10,507	8,390
	1.55%		Jul-2032	—	19,922	20,094	16,096
	1.57%		Aug-2037	—	45,151	45,295	31,894
	1.57%		Jan-2031	—	21,527	21,564	17,921
	1.58%		Oct-2031	—	57,950	58,098	46,641
	1.65%		Jul-2030	—	1,188	1,201	1,019
	1.74%		Mar-2033	—	6,160	6,211	4,846
	1.76%		Aug-2031 - Mar-2036	—	42,466	42,539	35,149
	1.88%		Nov-2031	—	25,400	25,420	20,877
	2.00%		Apr-2031	—	18,000	18,330	15,244
	2.09%		May-2032 - Jul-2050	—	21,792	21,979	16,303
	2.16%		Sep-2050	—	14,200	14,338	8,113
	2.33%		Nov-2029 - Feb-2030	—	17,531	17,549	15,631
	2.41%		Apr-2051	—	3,577	3,608	2,557
	2.43%		Nov-2031	—	18,625	18,630	16,058
	2.47%		Dec-2051	—	12,871	13,031	9,287
	2.49%		Dec-2026 - Nov-2031	—	26,310	26,336	24,029
	2.53%		Jan-2030	—	20,550	20,609	18,319
	2.55%		Sep-2026 - Mar-2030	—	24,895	24,923	23,213
	2.56%		Dec-2051	—	12,085	12,111	8,817
	2.57%		Mar-2042	—	25,155	25,164	17,927
	2.59%		Oct-2039	—	26,344	26,348	20,212
	2.61%		Nov-2026	—	9,611	9,619	9,253
	2.67%		Aug-2029	—	37,464	37,582	34,384
	2.70%		Nov-2025	—	13,599	13,599	13,373
	2.72%		Jan-2041	—	27,961	28,239	21,468
	2.85%		Aug-2031	—	8,709	8,732	7,738
	2.91%		Jun-2031	—	25,000	25,058	22,341
	2.92%		Jun-2027	—	62,555	62,564	60,117
	2.92%		Apr-2028	—	14,892	14,904	14,120
	2.93%		Sep-2027 - Apr-2038	—	55,442	55,474	47,725
	2.94%		Jun-2027 - Jul-2039	—	28,207	28,222	27,081
	2.96%		Sep-2034	—	20,000	20,453	16,758
	2.97%		Sep-2034	—	12,472	12,590	10,662
	2.99%		Jun-2025	—	2,432	2,432	2,410
	3.00%		May-2027	—	6,071	6,073	5,836
	3.01%		Apr-2052	—	7,162	7,166	5,467

5 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Fannie Mae Securities (44.8% of net assets)

Interest Rate[4]		Maturity Date	Unfunded Commitments[3]	Face Amount	Amortized Cost	Value
3.02%		Jun-2027	—	3,411	3,412	3,286
3.04%		Apr-2030	—	23,922	23,944	22,093
3.05%		Apr-2030	—	24,372	24,379	22,521
3.12%		Apr-2030	—	12,016	12,017	11,049
3.13%		May-2026	—	3,037	3,040	2,997
3.14%		Apr-2029	—	7,277	7,281	6,850
3.17%		Jun-2029	—	22,345	22,382	20,940
3.18%		May-2035	—	7,983	8,040	7,274
3.21%		May-2030	—	6,070	6,096	5,606
3.24%		May-2052	—	6,222	6,335	4,853
3.30%		May-2029	—	3,463	3,513	3,318
3.31%		Oct-2027	—	14,352	14,368	13,855
3.36%		Oct-2029	—	9,907	9,908	9,366
3.42%		Apr-2035	—	4,782	4,819	4,218
3.63%		Jul-2035	—	20,478	20,494	18,212
3.68%		Jul-2028	—	11,587	11,727	11,138
3.70%		Oct-2033	—	19,865	19,910	18,230
3.91%		Aug-2032	—	26,250	26,460	24,644
4.05%		Jun-2030	—	10,632	10,551	10,266
4.07%		Oct-2034	—	13,132	12,481	12,338
4.31%		Jun-2033	—	8,587	8,607	8,244
4.32%		Mar-2028	—	41,708	41,771	41,555
4.37%		Jun-2033	—	21,805	21,826	21,031
4.40%		Jan-2034	—	3,815	3,712	3,676
4.48%		Aug-2030	—	20,915	20,916	20,610
4.52%		Sep-2033	—	11,361	11,275	11,061
4.55%		Jul-2030	—	10,699	10,715	10,580
4.56%		Feb-2028	—	29,835	29,867	29,820
4.62%		Feb-2034	—	7,430	7,370	7,271
4.69%		Jun-2035	—	460	466	448
4.74%		Sep-2033	—	13,405	13,433	13,262
4.76%		Jun-2029 - Sep-2030	—	27,757	28,339	27,725
4.80%		Oct-2052	—	12,110	12,145	11,244
4.81%		Aug-2029	—	12,750	12,838	12,790
4.82%		Jul-2030 - Feb-2034	—	16,035	16,108	15,969
4.83%		Sep-2028	—	13,422	13,490	13,471
4.85%		Jan-2034	—	2,801	2,810	2,790
4.87%	1M SOFR+20	Nov-2031	—	40,943	40,946	40,135
4.88%	1M SOFR+21	Mar-2031	—	23,855	23,855	23,416
4.88%		May-2029 - Jul-2030	—	21,285	21,508	21,395
4.96%	1M SOFR+29	Feb-2029	—	20,000	20,002	19,671
4.96%		Aug-2033	—	3,465	3,465	3,482
5.00%		Jun-2029	—	68,500	69,066	69,220
5.00%		Sep-2033	—	15,366	15,395	15,478
5.02%		Dec-2033	—	5,222	5,194	5,248
5.03%		Jun-2029	—	9,129	9,263	9,218
5.04%		Apr-2029	—	22,230	22,546	22,493
5.05%		Oct-2030	—	14,596	14,651	14,789
5.06%		Dec-2032	—	50,775	52,038	51,369
5.07%	1M SOFR+40	Feb-2028	—	29,524	29,524	29,306
5.09%	1M SOFR+42	Mar-2028	—	37,151	37,151	36,895
5.12%	1M SOFR+45	Jan-2028	—	22,425	22,425	22,288
5.13%		Jan-2029	—	36,000	36,195	36,462
5.13%	1M SOFR+46	Dec-2027	—	17,355	17,355	17,254
5.13%		Sep-2028	—	14,584	14,693	14,801
5.14%		Jun-2029	—	67,635	67,645	67,272
5.16%	1M SOFR+49	May-2032	—	28,526	28,529	28,167
5.16%		Oct-2030	—	8,020	8,078	8,166
5.19%	1M SOFR+52	Jun-2032	—	30,975	30,975	30,983
5.24%		Nov-2028	—	9,817	9,966	10,000
5.28%		Dec-2028	—	16,998	17,338	17,328
5.30%		Aug-2029 - Sep-2033	—	6,468	6,521	6,591
5.31%		Nov-2028	—	34,346	34,860	35,042
5.32%		May-2024	—	3,671	3,745	3,759
5.35%		Dec-2032	—	11,828	12,340	12,165
5.36%	1M SOFR+69	Jun-2029	—	40,918	40,918	40,956
5.36%		Nov-2030	—	17,542	17,984	17,937
5.36%	1M SOFR+69	May-2029	—	17,197	17,200	17,212
5.36%		Nov-2028	—	6,497	6,615	6,627
5.39%		May-2034	—	7,910	8,120	8,165
5.45%	1M SOFR+78	Oct-2033	—	12,400	12,403	12,416
5.46%		May-2029	—	4,696	4,749	4,813
5.47%		Nov-2033	—	6,140	6,220	6,378
5.49%	1M SOFR+82	Jan-2028	—	3,750	3,751	3,747
5.50%		Jan-2029	—	10,500	10,753	10,793
5.52%	1M SOFR+85	Nov-2032	—	15,800	15,803	15,815
5.52%		Oct-2033	—	3,860	3,941	4,005
5.55%		Dec-2028	—	20,041	20,417	20,578
5.69%		Jun-2041	—	3,958	4,025	3,988
5.75%		Jun-2041	—	1,923	1,961	1,951
5.87%		Dec-2035	—	6,609	7,118	7,052
5.96%		Jan-2029	—	154	154	154

6 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Fannie Mae Securities (44.8% of net assets)

	Interest Rate[4]	Maturity Date	Unfunded Commitments[3]	Face Amount	Amortized Cost	Value
	5.99%	Dec-2028	—	6,349	6,557	6,614
			—	2,389,525	2,400,893	2,208,562
Forward Commitments	2.58%	Jan-2041	11,700	—	—	(3,037)
	4.47%	Jul-2041	10,058	—	—	(859)
	5.21%	Jul-2044	12,174	—	—	(375)
	5.40%	Jun-2043	23,950	—	—	(138)
			57,882	—	—	(4,409)
Total Fannie Mae Securities			$57,882	$3,334,302	$3,355,586	$3,089,034

7 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Freddie Mac Securities (8.0% of net assets)

	Interest Rate[4]		Maturity Date	Unfunded Commitments[3]	Face Amount	Amortized Cost	Value
Single Family	2.50%		Jan-2043 - Aug-2046	$—	$4,812	$4,856	$4,071
	3.00%		Aug-2042 - Sep-2046	—	20,128	20,413	17,773
	3.50%		Jan-2026 - Oct-2046	—	36,026	36,661	32,775
	4.00%		Jan-2025 - Aug-2047	—	33,352	34,402	31,114
	4.50%		Jan-2038 - Dec-2044	—	9,266	9,563	9,003
	5.00%		Jun-2026 - Aug-2040	—	1,301	1,299	1,300
	5.01%	1M SOFR+41	Feb-2036	—	145	145	144
	5.04%	1M SOFR+44	May-2037	—	63	63	62
	5.06%	1M SOFR+46	Apr-2036 - Jan-2043	—	1,705	1,706	1,676
	5.11%	1M SOFR+51	Aug-2043	—	1,584	1,583	1,560
	5.19%	1M SOFR+59	Oct-2040	—	1,171	1,171	1,153
	5.21%	1M SOFR+61	Oct-2040 - Jun-2044	—	4,259	4,261	4,213
	5.26%	1M SOFR+66	Nov-2040	—	1,091	1,097	1,080
	5.38%	1M SOFR+78	Aug-2037	—	1,266	1,274	1,266
	5.50%		Apr-2033 - Dec-2037	—	1,220	1,219	1,250
	6.00%		Dec-2033 - Dec-2037	—	1,823	1,831	1,885
	6.50%		Apr-2028 - Mar-2030	—	213	214	224
	7.00%		Apr-2028 - Nov-2037	—	12	11	12
	7.14%	1Y UST+223	Oct-2033	—	93	93	94
	7.22%	1Y UST+223	Jun-2033	—	21	21	21
	7.50%		Aug-2029 - Apr-2031	—	9	9	9
	7.52%	12M SOFR+250	Jul-2035		86	86	87
				—	119,646	121,978	110,772
Multifamily	2.04%		May-2050	$—	$19,304	$19,706	$13,248
	2.38%		Feb-2034	—	42,391	42,534	35,125
	2.40%		Jun-2031	—	7,383	7,428	6,441
	2.42%		Jun-2031	—	11,672	11,752	10,194
	3.28%		Dec-2029	—	15,262	15,331	14,242
	3.34%		Dec-2029	—	9,085	9,136	8,495
	3.35%		Oct-2033	—	33,184	33,101	30,321
	3.50%		Jan-2026	—	14,242	14,245	14,096
	3.60%		Apr-2030	—	23,673	23,933	22,293
	3.68%		Oct-2025	—	10,000	10,004	9,912
	4.25%		Jan-2028	—	93,650	93,158	92,938
	4.36%		Dec-2029	—	9,198	9,162	9,008
	4.83%		Jan-2039	—	9,843	9,925	9,512
	4.87%	1M SOFR+20	Aug-2031		13,804	13,804	13,662
	4.89%	1M SOFR+23	Jul-2027		3,844	3,844	3,833
	4.90%		Feb-2029 - Jun-2031	—	15,252	15,246	14,954
	4.91%	1M SOFR+24	Nov-2027 - Jun-2031		49,266	49,266	48,809
	4.92%	1M SOFR+25	Dec-2030		4,946	4,946	4,903
	4.97%	1M SOFR+30	Dec-2030		9,570	9,570	9,520
	5.03%	1M SOFR+36	Oct-2030		4,314	4,314	4,287
	5.04%	1M SOFR+37	Nov-2030		4,034	4,034	4,019
	5.11%	1M SOFR+44	Oct-2030		2,445	2,445	2,437
	5.33%	1M SOFR+66	Apr-2033		37,872	37,952	38,134
	5.39%	1M SOFR+72	Jul-2033		23,196	23,279	23,258
				—	467,430	468,115	443,641
Forward Commitments	3.86%		May-2040	27,450	—	—	(1,836)
Total Freddie Mac Securities				$27,450	$587,076	$590,093	$552,577

8 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

State Housing Finance Agency Securities (5.5% of net assets)

		Interest Rates[2]
	Issuer	Permanent	Construction	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	NYC Housing Development Corp	2.95%	—	Nov-2041 - Nov-2045	$11,275	$11,275	$9,537
	NYC Housing Development Corp	3.05%	—	Nov-2046	13,000	13,000	8,704
	NYC Housing Development Corp	3.10%	—	Oct-2046	19,697	19,697	15,830
	NYC Housing Development Corp	3.25%	—	Nov-2049	10,240	10,240	8,163
	Illinois Housing Development Auth	3.30%	—	Dec-2059	2,370	2,371	2,341
	NYC Housing Development Corp	3.35%	—	Nov-2054	20,000	20,000	15,737
	NYC Housing Development Corp	3.45%	—	May-2059	20,000	20,000	15,918
	Illinois Housing Development Auth	—	3.54%	Nov-2026	5,615	5,629	5,653
	NYC Housing Development Corp	3.75%	—	May-2035	3,200	3,200	3,091
	Mass Housing[5]	3.85%	—	Dec-2058	9,265	9,262	6,900
	NYC Housing Development Corp	3.95%	—	Nov-2043	12,800	12,800	12,063
	NYC Housing Development Corp	4.00%	—	Nov-2037 - Nov-2048	9,315	9,315	8,881
	NYC Housing Development Corp	4.13%	—	Nov-2040 - Nov-2053	13,305	13,305	12,646
	Illinois Housing Development Auth	4.22%	—	Jul-2042	16,525	16,547	16,265
	NYC Housing Development Corp	4.30%	—	Nov-2045	3,000	3,000	2,939
	Chicago Housing Authority	4.36%	—	Jan-2038	25,000	25,000	22,384
	MassHousing	4.50%	—	Dec-2065	30,060	30,103	29,501
	Illinois Housing Development Auth	4.62%	—	Jan-2067	24,600	24,600	24,238
	NYC Housing Development Corp	4.65%	—	Nov-2049	23,400	23,420	23,175
	NYC Housing Development Corp	4.75%	—	Nov-2054	6,000	6,000	6,030
	Mass Housing	4.84%	—	Dec-2067	35,416	35,449	35,392
	Mass Housing[5]	4.90%	—	Jun-2066	26,645	26,682	27,016
	Illinois Housing Development Auth	5.05%	—	Jul-2066	13,320	13,366	13,681
	Mass Housing[5]	5.11%	—	Jun-2066	53,425	53,465	54,915
Total State Housing Finance Agency Securities					$407,473	$407,726	$381,000

9 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Other Mutifamily Investments (2.5% of net assets)

		Interest Rates[2,4]				Unfunded	Face	Amortized
	Issuer	Permanent	Construction		Maturity Date	Commitments[3]	Amount	Cost	Value
Direct Loans	Ladder 260 - Tax Exempt - Minneapolis, MN (Level 3)	—	4.04%		Nov-2025	—	8,161	8,144	8,058
	Olson Court - Minneapolis, MN (Level 3)	—	5.82%		May-2027	16,512	6,331	6,271	6,580
	Soul - St. Paul, MN (Level 3)	—	6.61%	1M SOFR+225	May-2025	—	24,750	24,720	24,624
	400 Lake Shore Drive - Chicago, IL (Level 3)	—	6.70%	80% Daily SOFR+300	Dec-2058[6]	39,276	10	(244)	232
	Landmark Towers- St. Paul, MN (Level 3)	—	6.71%	1M TERM SOFR+235	Jun-2027	11,634	7,026	7,024	7,072
	Soul - St. Paul, MN (Level 3)	—	7.21%	1M SOFR+285	May-2025	993	9,820	9,790	9,786
	Hudson Exchange - Jersey City, NJ (Level 3)	—	7.25%	1M SOFR+275	Jun-2027	31,658	18,344	18,275	18,207
	311 W 42nd Street - New York, NY (Level 3)	—	7.58%	1M Term SOFR+311	Nov-2025	6,910	43,090	43,083	43,299
	99 Ocean - San Francisco, CA (Level 3)	—	8.14%		Jan-2025	1,103	50,897	50,897	51,060
						108,086	168,429	167,960	168,918
Forward Commitments	Union Tower - San Diego, CA (Level 3)	—	6.36%	1M SOFR+200	Jun-2027	15,068	—	99	(59)
	Olson Court - Minneapolis, MN (Level 3)	—	6.52%		May-2027	2,157	—	(8)	25
	400 Lake Shore Drive - Chicago, IL (Level 3)	—	6.70%	80% Daily SOFR+300	Dec-2053[6]	15,714	—	(133)	89
	Carville Park - Reno, NV (Level 3)	—	7.10%	1M SOFR+275	Jun-2027	7,010	—	(104)	(78)
						39,949	—	(146)	(23)
Privately Insured Construction/Permanent Mortgages[7]	Illinois Housing Development Auth	6.20%	—		Dec-2047	—	2,755	2,762	2,739
	Illinois Housing Development Auth	6.40%	—		Nov-2048	—	842	850	838
						—	3,597	3,612	3,577
Total Other Multifamily Investments						$148,035	172,026	171,426	172,472

10 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

United States Treasury Securities (7.5% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

1.75%	Aug-2041	$20,000	$19,523	$12,950
2.00%	Nov-2041	7,000	6,689	4,702
2.38%	Feb-2042	15,000	15,269	10,679
3.00%	Aug-2052	20,000	18,207	14,367
3.63%	Feb-2053	10,000	9,702	8,134
3.88%	Feb-2043	105,000	105,186	92,686
4.00%	Nov-2042	15,000	14,775	13,500
4.13%	Aug-2044	115,000	110,492	104,154
4.13%	Aug-2053	40,000	37,073	35,679
4.13%	Jul-2031	30,000	30,680	29,413
4.25%	Dec-2026 - Aug-2054	30,000	30,498	28,301
4.50%	Nov-2054	96,500	95,967	92,158
4.63%	May-2044	55,000	57,272	53,366
4.75%	Nov-2043 - Nov 2053	20,000	20,060	19,786
Total United States Treasury Securities		$578,500	$571,393	$519,875

Total Fixed-Income Investments		$7,422,073	$7,496,833	$6,770,114

11 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Equity Investment in Wholly-Owned Subsidiary (less than 0.01% of net assets)

		Amount of
	Face	Dividends
Issuer	Amount (Cost)	or Interest	Value

HIT Advisers[8] (Level 3)	$1	$—	$558
Total Equity Investment	$1	$—	$558

12 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Short-Term Investments (1.4% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock Federal Funds	4.35%[9]	Jan-2025	$93,030	$93,030	$93,030

Total Short-Term Investments			$93,030	$93,030	$93,030

Total Investments			$7,515,104	$7,589,864	$6,863,702

13 of 18

Schedule of Portfolio Investments

December 31, 2024 (dollars in thousands)

Futures Contracts (Notional Amount Long 1.0% of net assets | Short 0.1% of net assets)

					Unrealized
	Number				Appreciation
Description	of Contracts	Expiration Date	Notional Amount	Market Value	(Depreciation)

Futures Long
CBOT U.S. Treasury Bond	570	Mar-25	$66,370	$64,891	$(1,479)

Futures Short
CBOT Ultra U.S. Treasury Bond	39	Mar-25	$4,665	$4,637	$28

Total Futures Contracts					$(1,451)

14 of 18

Schedule of Portfolio Investments

December 31, 2024

Footnotes

1	Federally tax-exempt bonds collateralized by Ginnie Mae securities.

2	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

3	The HIT may make commitments, including forward commitments, in securities or loans that fund over time on a draw basis or fund at a single point in time. Generally, GNMA construction securities fund over a 12-to-24 month period. Funding periods for State Housing Agency construction securities and Direct Loans vary by project, but generally fund over a one-to-48 month period. Forward commitments generally settle within 12 months of the original commitment date. At period end, unfunded commitments totaled $378.8 million for which unrealized losses of $13.0 million are included in the related Value column of the Schedule of Portfolio Investments for such commitments.

4	For floating and variable rate securities the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points.

5	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT's Board of Trustees.

6	Date reflects the stated maturity date of the bond. However, the bond is subject to a mandatory tender for purchase in December 2027, which may be extended to December 2028 under certain conditions.

7	Loans insured by Ambac Assurance Corporation, are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

8	The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT's valuation committee in accordance with the fair value procedures adopted by the HIT's Board of Trustees, and approximates carrying value of HIT Advisors and its subsidiary on a consolidated basis. The participation interest is not registered under the federal securities laws.

9	Rate indicated is the annualized 1-day yield as of December 31, 2024.

Key to abbreviations

M	Month
Y	Year
UST	U.S. Treasury
SOFR	Secured Overnight Financing Rate

15 of 18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2024 (dollars in thousands)

Investment income	$262,088

Expenses
Non-officer salaries and fringe benefits	8,543
Officer salaries and fringe benefits	5,534
Investment management	1,623
Marketing and sales promotion (12b-1)	1,348
Legal fees	509
Auditing, tax and accounting fees	461
Consulting fees	328
Insurance	385
Trustee expenses	104
Rental expenses	587
General expenses	1,979
Total expenses	21,401

Net investment income	240,687

Net realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	(148,777)
Net realized gains (losses) on futures	(4,361)
Total net realized gains (losses)	(153,138)

Net change in unrealized appreciation (depreciation) on investments	69,121
Net change in unrealized appreciation (depreciation) on futures	(3,918)
Total net change in unrealized gains (losses)	65,203
Net realized and unrealized gains (losses) on investments	(87,935)

Net increase (decrease) in net assets resulting from operations	$152,752

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 01, 2024 and 2023 (dollars in thousands)

Increase (decrease) in net assets from operations	2024	2023
Net investment income	$240,687	$211,275
Net realized gains (losses)	(153,138)	(35,634)
Net change in unrealized appreciation (depreciation)	65,203	144,589
Net increase (decrease) in net assets resulting from operations	152,752	320,230

Distributions to participants or reinvested	(244,471)	(215,874)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	395,840	311,874
Dividend reinvestment of units of participation	225,149	199,710
Payments for redemption of units of participation	(197,887)	(82,172)
Net increase (decrease) from unit transactions	423,102	429,412

Total increase (decrease) in net assets	331,383	533,768

Net assets
Beginning of period	$6,558,831	$6,025,063
End of period	$6,890,214	$6,558,831

Unit information
Units sold	408,761	326,967
Distributions reinvested	232,784	209,393
Units redeemed	(205,395)	(86,124)
Increase in units outstanding	436,150	450,236

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Select Per Share Data and Ratios for the Years Ended December 31,

Per share data	2024	2023	2022	2021	2020
Net asset value, beginning of period	$973.69	$958.52	$1,137.06	$1,176.64	$1,140.24

Income from investment operations:
Net investment income *	35.06	32.45	23.21	20.20	25.13
Net realized and unrealized gains (losses) on investments	(12.47)	15.84	(176.26)	(32.43)	45.18
Total income (loss) from investment operations	22.59	48.29	(153.05)	(12.23)	70.31
Less distributions from:
Net investment income	(35.60)	(33.12)	(25.49)	(24.29)	(28.41)
Net realized gains on investments	—	—	—	(3.06)	(5.50)
Total distributions	(35.60)	(33.12)	(25.49)	(27.35)	(33.91)

Net asset value, end of period	$960.68	$973.69	$958.52	$1,137.06	$1,176.64

Total return	2.36%	5.17%	-13.55%	-1.04%	6.20%

Net assets, end of period (in thousands)	$6,890,214	$6,558,831	$6,025,063	$7,106,556	$6,749,288

Ratios/supplemental data
Ratio of expenses to average net assets	0.32%	0.33%	0.32%	0.31%	0.32%
Ratio of net investment income to average net assets	3.6%	3.4%	2.3%	1.7%	2.1%
Portfolio turnover rate	20.7%	14.5%	25.3%	30.4%	30.3%

*The average shares outstanding method has been applied for this per share information.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information. Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations. The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

Investment Valuation

Net asset value per share (NAV) is determined as of the close of regular (normally 4:00 p.m.) of the New York Stock Exchange on the last business day of each calendar month. When the markets close early for holidays, prices may be taken earlier in the day. The HIT’s Board of Trustees is responsible for the valuation process. The HIT’s Board of Trustees has designated the officers of the HIT that comprise the HIT’s Valuation Committee as the “valuation designee” to perform fair valuations of the HIT’s investments pursuant to Rule 2a-5 under the Investment Company Act. The Valuation Committee, in accordance with the policies and procedures approved by the HIT’s Board of Trustees, is also responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets. The majority of the HIT’s assets are valued using evaluated prices provided by independent third-party pricing services that are approved by the Board of Trustees. Portfolio securities for which market quotations are readily available are valued through exchange determined market pricing. For U.S. Treasury securities, independent pricing services generally base evaluated prices on actual transactions as well as dealer-supplied market information. For State Housing Finance Agency securities, independent pricing services generally base evaluated prices using models that utilize trading spreads, new issue scales, verified bid information and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base evaluated prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans and collateralized mortgage obligations, independent pricing services generally base evaluated prices on an active TBA (to-be-announced) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity and type.

Investments in registered open-end investment management companies are valued based upon the NAV of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations or independent third-party provider evaluated prices are deemed unreliable or not available are valued at their fair value determined in good faith by the HIT’s Valuation Committee, as valuation designee, pursuant to procedures approved by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on December 31, 2024 the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures approved by the HIT’s Board of Trustees, which approximates its respective carrying value.

Notes to Financial Statements

continued

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of December 31, 2024:

	Investment Securities
(dollars in thousands)	Level 1	Level 2	Level 3	Total
Investments in Securities:
FHA Permanent Securities	$—	$117,884	$—	$117,884
Ginnie Mae Securities	—	1,709,565	—	1,709,565
Ginnie Mae Construction Securities	—	131,498	96,209	227,707
Fannie Mae Securities	—	3,093,443	—	3,093,443
Freddie Mac Securities	—	554,413	—	554,413
State Housing Finance Agency Securities	—	381,000	—	381,000
Other Multifamily Investments
Direct Loans	—	—	168,919	168,919
Privately Insured Construction/Permanent Mortgages	—	3,576	—	3,576
Total Other Multifamily Investments	—	3,576	168,919	172,495
United States Treasury Securities	—	519,875	—	519,875
Equity Investments	—	—	558	558
Short-Term Investments	93,030	—	—	93,030
Other Financial Instruments[1]	-—	(6,245)	(23)	(6,268)
Total Investments in Securities	$93,030	$6,505,009	$265,663	$6,863,702
Derivatives Investments:
Assets
Futures Contracts[2]	28	—	—	28
Liabilities
Futures Contracts[2]	(1,479)	—	—	(1,479)
Total Derivatives Investments	$(1,451)	$—	$—	$(1,451)

1.	If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities.

2.	Amounts shown represent unrealized appreciation (depreciation) at period end as presented in the Schedule of Investments. Only initial margin and variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended December 31, 2024:

	Investments in Securities
(dollars in thousands)	Other Multifamily Investments	Ginnie Mae Construction Securities	Equity Investment	Other Financial Instruments	Total
Beginning Balance, 12/31/2023	$263,321	$45,828	$334	$(171)	$309,312
Paydowns/Settlements	(164,276)	—	—	—	(164,276)
Total Unrealized Gain (Loss)*	3,264	2,602	224	148	6,238
Cost of Purchases	66,610	47,779	—	—	114,389
Ending Balance, 12/31/2024	$168,919	$96,209	$558	$(23)	$265,663

* Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2024 totaled $6,238,000 and is included on the accompanying Statement of Operations.

For the year ended December 31, 2024, there were no transfers in levels.

Level 3 securities primarily consist of Direct Loans and one Ginnie Mae Construction Security which were valued using evaluated prices provided by an independent, third-party pricing service as of December 31, 2024 employing a discounted cash flow model. Weighted average lives for the loans ranged from 0.17 to 3.12 years. Unobservable inputs include spreads to relevant U.S. Treasuries ranging from 86 to 557 basis points. For the Ginnie Mae Construction Security, weighted average life was 1.83 years. A change in unobservable inputs may impact the value of the loans.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Notes to Financial Statements

continued

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro- rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end. Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 92% of distributed income for the year ended December 31, 2024.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

Interest income is accrued as earned. Premiums, purchase discounts, and loan origination discounts, including related direct costs, are amortized as adjustments to the related loan’s yield over the contractual life of the loan using the effective interest method. In connection with the prepayment of a loan or security, any remaining unamortized amounts are recognized into income as a gain or loss and, depending upon the terms of the loan, there may be additional income that is earned based upon the prepayment and recognized in the period of the prepayment.

12b-1 Plan of Distribution

The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2024, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the year ended December 31, 2024, the HIT incurred approximately $1,348,000, or 0.02% of its average monthly net assets on an annualized basis, in 12b-1 expenses.

New Accounting Pronouncements

Segment Reporting

The HIT adopted FASB Update 2023-07, Segment Reporting (Topic 280)- Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The HIT adoption of the new standard impacted financial statement disclosures only and did not affect the HIT financial position or results of operations. The Portfolio Management Committee acts as the HIT’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the HIT. The CODM has concluded that the HIT operates as a single operating segment since the HIT has a single investment strategy as disclosed in its prospectus against which the CODM assesses performance included in Net increase (decrease) in net assets resulting from operations on the Statement of Operations. The financial information provided to and reviewed by the CODM is presented within the financial statements.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains.

Notes to Financial Statements

continued

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Credit Risk

A majority of HIT’s investments have a form of credit enhancement to protect against losses in the event of a default. However, in the event of a default of an underlying mortgage loan where the investment does not have credit enhancement or that an entity providing credit enhancement for an investment fails to meet its obligations under the credit enhancement, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. Certain real estate risks include construction failure, loan non-repayment, foreclosure, and environmental and litigation risk.

Futures Contracts

A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset at a specified price on a specified day or days in the future. The HIT may use U.S. Treasury futures contracts to manage the interest rate risk of the HIT portfolio. Upon entering into a futures contract, the HIT is required to deposit either cash or securities (Initial Margin) with a clearing broker. Non-cash collateral pledged by the HIT, if any, is disclosed in the Schedule of Investments, and cash collateral, if any, is held in a segregated account with the broker, which is reflected as Cash collateral held with broker in the Statement of Assets and Liabilities. Positions taken in the futures market are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the HIT will usually liquidate futures contracts in this manner, the HIT may instead make or take delivery of the underlying asset whenever it appears economically advantageous for the HIT to do so.

The HIT may invest up to 5% of its net assets, measured using notional value, in U.S. Treasury futures contracts for duration management purposes. Investments in U.S. Treasury futures contracts may add leverage because the HIT would be subject to investment exposure on the notional amount of the futures contracts. Investments in derivatives can increase the volatility of the HIT’s NAV and may expose it to significant additional costs. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. There is no guarantee that the use of derivatives will achieve their intended result.

Any open futures contracts at period end are presented in the Schedule of Investments, which reflects unrealized cumulative appreciation (depreciation). The notional amount at value reflects each contract’s exposure to the underlying instrument at period end. The period end variation margin is reflected as Variation margin due from broker in the Statement of Assets and Liabilities, and the net cumulative appreciation (depreciation) is included in Net realized and change in unrealized gains (losses) on futures in the Statement of Operations. The average month-end notional amount of short and long futures contracts held was $0.4 million and $158.0 million, respectively, for the period ended December 31, 2024.

Market Risk

The value of securities held by the HIT may fluctuate, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, adverse investor sentiment and other global market developments and disruptions, including those arising out of geopolitical events (such as war), health emergencies (such as pandemics), natural disasters, terrorism, supply chain disruptions, sanctions and government or quasi-government actions. It Is difficult to predict when events affecting the U.S or global financial markets may occur.

Note 3. Transactions with Related Entities

HIT Advisers

HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by the HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers’ business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. HIT maintains an allowance for doubtful receivable due to aging balances. Also, in accordance with the contract, the HIT may provide the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of December 31, 2024, HIT Advisers had no assets under management.

A rollforward of advances to HIT Advisers by the HIT is included in the table below:

Advances to HIT Advisers by HIT	(dollars in thousands)
Ending Balance, 12/31/2023	$571
Advances in 2024	187
Ending Balance, 12/31/2024	$758

Notes to Financial Statements

continued

Building America

Building America CDE, Inc. (Building America), a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury.

In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost- reimbursement basis. Also, in accordance with the contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available.

A rollforward of advances to Building America by the HIT is included in the table below:

Advances to BACDE by HIT	(dollars in thousands)
Ending Balance, 12/31/2023	$147
Advances in 2024	1,594
Repayment by BACDE in 2024	(1,553)
Ending Balance, 12/31/2024	$188

Summarized financial information on a consolidated basis for HIT Advisers and Building America included in the table below:

(dollars in thousands)
As of December 31, 2024
Assets	$2,862
Liabilities	$2,304
Equity	$558
For the period ended December 31, 2024
Income	$2,208
Expenses	(1,729)
Tax Expenses	(181)
Net Income (Loss)	$298

Note 4. Leases

The HIT leases certain real estate properties for office space which are classified as operating leases. The HIT also leases equipment which is classified as a financing lease. The leases are included in right-of-use (ROU) assets on the HIT’s statement of assets and liabilities. ROU assets represent the HIT’s right to use an underlying asset for the lease term and lease obligations represent the HIT’s obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT’s leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT determines if an arrangement is a lease at inception. The HIT’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term.

(dollars in thousands)	Operating Lease	Financing Lease	Total
ROU Asset, 1/1/2024	$3,825	$31	$3,856
Addition	—	7	7
Reduction/Amortization of ROU Asset	(497)	(11)	(508)
Right-of-Use Asset, 12/31/2024	$3,328	$27	$3,355

Lease Liability, 1/1/2024	4,355	32	4,387
Addition	—	7	7

Lease Payments	(590)	(12)	(602)
Imputed Interest	70	2	72
Reduction of Lease Liability	(520)	(10)	(530)
Lease Liability, 12/31/2024	$3,835	$29	$3,864

Lease Expense	(567)	(13)	(580)
Weighted Average Discount Rate	1.94%	5.13%
Weighted Average Remaining Term (Years)	6.4	2.5

Notes to Financial Statements

continued

Note 5. Commitments

The HIT may make commitments, including forward commitments, in securities or loans that fund over time on a draw basis or fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As December 31, 2024, the HIT had outstanding unfunded purchase commitments of approximately $378.8 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of December 31, 2024, the value of liquid securities, less short- term investments, maintained in a custodial trading account was approximately $6.6 billion.

Note 6. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2024, were $1.3 billion and $766.0 million, respectively.

Note 7. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2024 and 2023 were as follows:

(dollars in thousands)	2024	2023
Ordinary Investment Income	$244,471	$215,874
Total Distributions Paid to Participants or Reinvested	$244,471	$215,874

As of December 31, 2024, the components of accumulated earnings on a tax basis were as follows:

(dollars in thousands)	2024
Accumulated Capital Loss Carryforward	$(258,846)
Unrealized Depreciation	(726,368)
Undistributed Ordinary Income	3,009
Other Temporary Differences	(4,100)
Total Accumulated Losses	$(986,305)

During 2024, the HIT accumulated a capital loss carry forward of $258,846,000 consisting of $41,542,000 short-term and $217,304,000 long-term capital losses, which may be used to offset future capital gains for an unlimited period.

The differences between book basis and tax basis components are primarily attributed to wash sales, recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of deferred compensation plans, accrued expenses, paydowns and depreciation. For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to meals and entertainment and insurance premiums paid. Results of operations and net assets are not affected by these reclassifications.

For the year ended December 31, 2024, the HIT recorded the following permanent reclassifications:

(dollars in thousands)	2024
Distributable earnings (accumulated losses)	$349
Amount Invested and Reinvested by Current Participants	$(349)

At December 31, 2024, the cost of investments for federal income tax purposes was $7,590,070,000. Net unrealized loss aggregated $726,368,000 at period-end, of which $12,028,000 related to appreciate investments and $738,396,000 related to depreciated investments.

Notes to Financial Statements

continued

Note 8. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a.	Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b.	If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c.	If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the year ended December 31, 2024, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available as of December 31, 2024 is for the 2022 Plan year ended at June 30, 2023. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented. The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund: AFL-CIO Staff Retirement Plan (dollars in thousands)
EIN/Pension Plan Number	53-0228172 / 001
2022 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2024 Contributions[1]	$2,176
2024 Contribution Rate	24%
Surcharge Imposed	No
Expiration Date of Collective Bargaining Agreement	04/01/2028

1. Included in salaries and fringe benefits expense line items on the Statement of Operations.

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Year Contributions to Plan Exceeded 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2022 [1]

1. The 2022 plan year ended at June 30, 2023.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2024.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2024, the HIT will match dollar for dollar the first $6,400 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2024 was approximately $269,300.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

Note 10. Master Securities Forward Transaction Agreements

The HIT may enter into “Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties that govern margining on certain forward settling mortgage-backed securities transactions. The MSFTAs contain provisions for, among other things, eligible collateral, rights of setoff, events of default, termination, and the transfer and maintenance of collateral. Under the MSFTAs and related agreements, collateral posted by counterparties would be held in segregated accounts under the control of the HIT at the HIT’s custodian while collateral posted by the HIT would be held for the benefit of the counterparties under the terms of account control agreements in segregated accounts at the HIT’s custodian. As of December 31, 2024, neither the HIT nor its counterparties were required to post collateral in connection with MSFTAs.

Note 11. Subsequent Events

The HIT has a new indirect subsidiary, AFL-CIO Labor Capital Partners (LCP), a Delaware limited liability company which is wholly owned by HIT Advisers. LCP began operations effective January 1, 2025 and has a contract to provide non-fiduciary labor and investor relations to a third-party. Similar to the HIT’s other related entities, the HIT will provide the time of certain personnel to LCP and will allocate operational expenses on a cost-reimbursement basis. Also, the HIT will provide LCP advances to assist with its operations and cash flow management as needed which are fully expected to be repaid as LCP quarterly fee income is received.

(b)	Report pursuant to Regulation S-X.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

The HIT’s 2024 Annual Meeting of Participants was held on Wednesday, December 18, 2024. The following matters were put to a vote of the participants at the meeting through the solicitation of proxies: Chris Coleman was elected to chair the Board of Trustees. Sean McGarvey and Elizabeth H. Shuler were elected as Class II Union Trustees and Vito V. Mundo and Harry W. Thompson were elected as Class II Management Trustees. EY was ratified as the HIT’s Independent Registered Public Accounting Firm.

Candidate	Votes For	Votes Against	Votes Abstain
Election of Chair of Board of Trustees
Chris Coleman	4,567,167.751 99.95%	2,383.519 0.05%	0.000 0.00%
Election of Class II Trustees
Union Trustees
Sean McGarvey	4,567,167.751 99.95%	2,383.519 0.05%	0.000 0.00%
Elizabeth H. Shuler	4,567,167.751 99.95%	2,383.519 0.05%	0.000 0.00%
Management Trustees
Vito V. Mundo	4,567,167.751 99.95%	2,383.519 0.05%	0.000 0.00%
Harry W. Thompson	4,567,167.751 99.95%	2,383.519 0.05%	0.000 0.00%
Ratification Independent Registered Public Accounting Firm
Ernst & Young, LLP	4,567,167.751 99.95%	2,383.519 0.05%	0.000 0.00%

The following Trustees were not up for reelection and their terms of office continued after the meeting: Vincent Alvarez, Timothy J. Driscoll, Paul A. Noble, Terry O’Sullivan, Fredrick Redmond, Anthony Shelton, James A. Williams, Jr., Kevin Filter, Bridget Gainer, Jack F. Quinn, Jr., Deidre L. Schmidt, William C. Thompson, Jr.

Item 10. Remuneration Paid to Officers, Directors, and Others of Open-End Management Investment Companies.

Remuneration Paid to Directors, Officers and Others of Open-End Investment Company is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (per Item 22(b)(15) of Schedule 14A)), or this Item.

Item 16. Controls and Procedures.

(a)	The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have evaluated the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) are aware of no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1)	Code of Ethics

(2)	Not applicable.

(3)	Separate certifications for each of the Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer) of the Trust pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(4)	Not applicable.

(5)	Not applicable.

(b)	Separate certifications for each of the Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer) of the Trust pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:
/s/ Chang Suh
Chang Suh
Chief Executive Officer

Date: March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Chang Suh
Chang Suh
Chief Executive Officer
AFL-CIO Housing Investment Trust
(Principal Executive Officer)

Date: March 7, 2025

/s/ Harpreet S. Peleg
Harpreet S. Peleg
Chief Financial Officer
AFL-CIO Housing Investment Trust
(Principal Financial Officer)

Date: March 7, 2025